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EXHIBIT 10.1.3

Service Addendum No. 3 to the
Amended and Restated Service Agreement

Per Article 3 of the Amended and Restated Service Agreement (the "Agreement") between THE DOW CHEMICAL COMPANY ("TDCC") and UNION CARBIDE CORPORATION ("UCC"), with an Effective Date of July 1, 2002, this Service Addendum specifies services which TDCC and UCC may provide to each other pursuant to the terms and conditions of the Agreement. This Service Addendum is effective on January 1, 2005 and shall remain in effect thereafter until terminated according to the provisions of the Agreement.

Services:

•
All Pipeline-related operation and maintenance activities and other Pipeline-related services.

Cost and Billing (if different from the Agreement):

THE DOW CHEMICAL COMPANY		UNION CARBIDE CORPORATION
By:	/s/ J. P. REINHARD	By:	/s/ EDWARD W. RICH
Name:	J. P. Reinhard	Name:	Edward W. Rich
Title:	Executive Vice President and Chief Financial Officer	Title:	Chief Financial Officer, Vice President and Treasurer

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Service Addendum No. 3 to the Amended and Restated Service Agreement